EXHIBIT 31.1

CERTIFICATION PURSUANT TO

SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

     I, Horst Zerbe, Chief Executive Officer of the IntelGenx Technologies Corp. (the "Registrant"), certify that:

     1. I have reviewed this annual report on Form 10-KSB of the Registrant;

     2. Based on my knowledge, this annual report does not contain any untrue statement of a material fact or omit to state a material fact  necessary to make the statements  made, in light of the  circumstances  under which such statements  were made, not misleading with respect to the period covered by this annual report;

     3. Based on my knowledge, the financial  statements,  and other  financial information  included  in this  annual  report, fairly  present  in all material respects the financial  condition,  results of operations and cash flows of the Registrant as of, and for,  the  periods  presented  in this annual report;

     4. The Registrant's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and  15d-15(e))  for the registrant and we have:

         a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material  information relating to the  Registrant,   including  its consolidated  subsidiaries,  is made known to us by others within those entities, particularly during the period in which this annual report is being prepared;

         b)  evaluated  the   effectiveness  of  the  Registrant's disclosure  controls and  procedures  and  presented in this report our conclusions  about the  effectiveness  of the  disclosure  controls and procedures, as of the end of the period covered by this report based on such evaluation; and

         c)  disclosed  in this report any change in the  Registrant's  internal control over financial  reporting that occurred during the Registrant's most  recent  fiscal  quarter  that  has  materially  affected, or  is reasonably  likely to  materially  affect,  the  Registrant's  internal control over financial reporting; and

     5. The Registrant's other certifying officer and I have disclosed, based on our most recent  evaluation of internal control over financial reporting, to the Registrant's auditors  and the audit committee of the Registrant's  board of directors (or persons  performing  the equivalent function):

         a) all significant  deficiencies and material  weaknesses in the design or operation of internal  control over financial reporting which are reasonably  likely to  adversely  affect  the  Registrant's  ability to record, process, summarize and report financial information; and

         b) any fraud, whether or not material, that involves management or other  employees  who  have a  significant  role  in  the  Registrant's internal controls over financial reporting.

Date:  March 29, 2007

/s/   Horst Zerbe
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Horst Zerbe
Chief Executive Officer